MuniAssets
                                                                   Fund, Inc.

                               [GRAPHIC OMITTED]

                                    STRATEGIC
                                             Performance

                                                                   Annual Report
                                                                   May 31, 2000

                  MuniAssets Fund, Inc.

Managed Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
The Bank of New York
101 Barclay Street, 22W
New York, NY 10286

NYSE Symbol
MUA

                                             MuniAssets Fund, Inc., May 31, 2000

DEAR SHAREHOLDER

For the year ended May 31, 2000, MuniAssets Fund, Inc. earned $0.814 per share income dividends, which included earned and unpaid dividends of $0.067. This represents a net annualized yield of +6.38%, based on a month-end per share net asset value of $12.76. Over the same period, the Fund's total investment return was -5.45%, based on a change in per share net asset value from $14.46 to $12.76, and assuming reinvestment of $0.813 per share income dividends.

For the six-month period ended May 31, 2000, the Fund's total investment return was -0.96%, based on a change in per share net asset value from $13.35 to $12.76, and assuming reinvestment of $0.402 per share income dividends.

The Municipal Market Environment

From November 1999 to mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates and the lowest unemployment rates since January 1970, no price measure indicator has shown any considerable signs of future price pressures at the consumer level. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 45 basis points (0.45%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and Government bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the remainder of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 30 basis points to close the six-month period ended May 31, 2000 at 6.00%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 15 basis points to finish the six-month period ended May 31, 2000 at 6.20%.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $205 billion in new long-term municipal securities was issued, a decline of almost 20% compared to the same period a year earlier. For the six months ended May 31, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities and proceeds from early bond redemptions in January and February, and are expected to receive a similar amount in June and July, and despite the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last five months, tax-exempt mutual funds have had net redemptions of more than $11 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses incurred from the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been drawn to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more compelling. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board, as well as those expected in June and perhaps August 2000, should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy

During the six-month period ended May 31, 2000, the volatility in the fixed-income markets fostered an environment characterized by an above-average degree of both risk and opportunity. At 1999 year-end, credit spreads were subjected to a considerable amount of strain, as issuers, pressured by concerns over the century date change, attempted to float debt at a time when investors were understandably reluctant to commit capital. Consequently, borrowers were forced to raise yields in an effort to attract sufficient buying interest. Since credit spreads have yet to recover, there is presently an opportunity for investing. The current environment has afforded the chance to more aggressively pursue an investment strategy that has been in place for some time now. In our effort to maintain an attractive dividend, we consistently sought to improve the average degree of protection from early redemption with respect to the Fund's holdings. In our opinion, it is possible to limit the Fund's exposure to this type of reinvestment risk and avoid the potential loss of income should issuers redeem outstanding debt as interest rates fall. Since speculative grade tax-exempt bonds have generally offered some of the most attractive yields in recent years, we believe the gradual restructuring of the portfolio can be accomplished without having to forgo income. Given that no such opportunity has existed for years, the argument for aggressively pursuing this strategy becomes even more compelling.

However, it is important to understand that an element of risk remains. This focus necessitated the purchase of relatively current issues, which typically possess the most attractive redemption features. Generally, they also tend to be subject to a higher degree of interest rate volatility, which in turn has had the effect of extending the Fund's overall measure of duration and thereby increasing the portfolio's own measure of interest rate sensitivity. In the past, we stated that our intention in managing the Fund was not to forecast the direction of long-term interest rates. However, the value inherent in the current market environment suggests that a higher tolerance for interest rate risk may be appropriate.

Perhaps the most adversely affected industry in the portfolio was healthcare, since non-profit hospitals faced increased competition from managed care, rising costs and reduced reimbursement rates. We have been extremely cautious regarding this sector for some time. However, even though it remains a significant percentage of the Fund's net assets, the bulk of our exposure lies with long-term care facilities and human service providers. These issuers tend not to be subject to the same degree of


                                     2 & 3

                                             MuniAssets Fund, Inc., May 31, 2000

competitive pressure and, with respect to the former, stand to benefit from favorable demographic trends while the latter receive significant support in the form of state funding.

Corporate-related credits, which have long been a dominant component of our holdings, also suffered from the general deterioration in liquidity despite favorable ratings actions affecting over 17% of the Fund's net assets. One ongoing focus was issuance on behalf of investor-owned utilities. In addition, during the past year, three separate issuers (representing almost 10% of our holdings) were the beneficiaries of ratings upgrades. The prospect of ongoing consolidation within this industry suggests that additional improvement from a credit standpoint remains likely.

In Conclusion

We appreciate your investment in MuniAssets Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


/s/ John M. Loffredo

John M. Loffredo
Vice President and Portfolio Manager

June 28, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P     Moody's    Face
STATE                  Ratings   Ratings   Amount      Issue                                                                 Value
====================================================================================================================================
Alabama--2.2%          B         NR*       $ 1,420     Brewton, Alabama, IDB, PCR, Refunding (Container Corporation of
                                                       America--Jefferson Smurfit Corp. Project), 8% due 4/01/2009          $  1,461
                       CCC       Ca          4,324     Mobile, Alabama, IDB, Solid Waste Disposal Revenue Refunding
                                                       Bonds (Mobile Energy Services Co. Project), 6.95% due
                                                       1/01/2020 (b)                                                           1,401
====================================================================================================================================
Alaska--1.4%           NR*       NR*         2,000     Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Amerada
                                                       Hess Pipeline Corporation), 6.10% due 2/01/2024                         1,924
====================================================================================================================================
Arizona--10.5%         B+        Ba3         2,500     Coconino County, Arizona, Pollution Control Corporation Revenue
                                                       Refunding Bonds (Tucson Electric Power Navajo), Series B, 7%
                                                       due 10/01/2032                                                          2,407
                       BBB+      Baa1        2,045     Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds
                                                       (Catholic Healthcare West Project), Series A, 5% due 7/01/2021          1,517
                       NR*       NR*         1,115     Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun
                                                       King Apartments Project), Sub-Series C, 9.50% due 11/01/2031            1,119
                       BBB-      Baa3        1,500     Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                                       Refunding (Public Service Company of New Mexico), Series A,
                                                       5.75% due 11/01/2022                                                    1,308
                       NR*       B1          3,000     Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                                       (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023          2,586
                                                       Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                                       (Tucson Electric Power Company Project):
                       B+        Ba3         1,000       Series B, 6% due 9/01/2029                                              855
                       B+        Ba3         1,000       Series C, 6% due 9/01/2029                                              855
                       A1+       P1          1,600     Pinal County, Arizona, IDA, PCR (Newmont Mining), DATES, 4.45%
                                                       due 12/01/2009 (f)                                                      1,600
                       NR*       NR*         1,780     Show Low, Arizona, Improvement District No. 5, Special
                                                       Assessment Bonds, 6.375% due 1/01/2015                                  1,757
====================================================================================================================================
California--6.3%       AAA       Aaa         9,545     Anaheim, California, Public Financing Authority, Lease Revenue
                                                       Bonds (Public Improvements Project), Sub-Series C, 5.95%** due
                                                       9/01/2036 (a)                                                           1,009
                       NR*       NR*         3,305     Long Beach, California, Redevelopment Agency, M/F Housing
                                                       Revenue Bonds (Pacific Court Apartments), AMT, Issue B, 6.80%
                                                       due 9/01/2013 (b)                                                       2,049
                       AAA       NR*         4,000     Los Angeles, California, Department of Water and Power, Electric
                                                       Plant Revenue Bonds, RIB, Series 144, 6.87% due 6/15/2029 (a)(e)        3,475
                       NR*       NR*         1,780     Pleasanton, California, Joint Powers Financing Authority,
                                                       Revenue Refunding Bonds, Reassessment, Sub-Series B, 6.60% due
                                                       9/02/2008                                                               1,830
====================================================================================================================================
Colorado--3.1%         NR*       NR*         1,000     Colorado Post-Secondary Educational Facilities Authority Revenue
                                                       Bonds (Colorado Ocean Journey Inc. Project), 8.30% due
                                                       12/01/2017                                                              1,086
                       NR*       NR*         2,500     Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue
                                                       Bonds (Pavilions), AMT, 7.75% due 9/01/2016                             2,626
                       A1+       VMIG1+        355     Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                                       VRDN, 4.45% due 5/01/2013 (f)(g)                                          355
====================================================================================================================================
Connecticut--5.8%      NR*       NR*         1,590     Connecticut State Development Authority, IDR (AFCO Cargo BDL-LLC
                                                       Project), AMT, 8% due 4/01/2030                                         1,579
                       BB+       Ba1         6,000     Connecticut State Development Authority, PCR, Refunding
                                                       (Connecticut Light and Power Company), Series A, 5.85% due
                                                       9/01/2028                                                               5,214
                       NR*       NR*         1,000     Connecticut State Health and Educational Facilities Authority
                                                       Revenue Bonds (Edgehill Issue), Series A, 6.875% due 7/01/2027            952
====================================================================================================================================
Florida--2.1%          NR*       NR*         2,800     Parkway Center, Florida, Community Development District Special
                                                       Assessment Refunding Bonds, Series B, 8% due 5/01/2010                  2,733
====================================================================================================================================
Idaho--0.7%            NR*       NR*         1,000     Idaho Health Facilities Authority, Revenue Refunding Bonds
                                                       (Valley Vista Care Corporation), Series A, 7.75% due 11/15/2016           955
====================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
DATES     Daily Adjustable Tax-Exempt Securities
EDA       Economic Development Authority
GO        General Obligation Bonds
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
VRDN     Variable Rate Demand Notes


                                     4 & 5

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P     Moody's    Face
STATE                  Ratings   Ratings   Amount      Issue                                                                 Value
====================================================================================================================================
Illinois--5.4%         NR*       NR*       $ 1,975     Illinois Development Finance Authority Revenue Bonds (Primary
                                                       Health Care Centers Facilities Acquisition Program), 7.50% due
                                                       12/01/2006                                                           $  2,041
                                                       Illinois Health Facilities Authority Revenue Bonds:
                       BBB+      NR*         1,000       (Community Hospital of Ottawa Project), 6.75% due 8/15/2014           1,006
                       BBB+      NR*         2,000       (Community Hospital of Ottawa Project), 6.85% due 8/15/2024           1,962
                       NR*       Baa1        2,150       (Holy Cross Hospital Project), 6.70% due 3/01/2014                    2,123
====================================================================================================================================
Iowa--0.7%             NR*       NR*           800     Iowa Finance Authority, Health Care Facilities Revenue Refunding
                                                       Bonds (Care Initiatives Project), 9.25% due 7/01/2025                     946
====================================================================================================================================
Kentucky--0.7%         NR*       NR*         1,000     Kenton County, Kentucky, Airport Board, Special Facilities
                                                       Revenue Bonds (Mesaba Aviation Inc. Project), AMT, Series A,
                                                       6.70% due 7/01/2029                                                       912
====================================================================================================================================
Louisiana--3.4%        CC        NR*         4,500     Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                       Company Project), 7.50% due 7/01/2013                                   4,568
====================================================================================================================================
Maryland--3.8%         NR*       NR*         1,930     Maryland State Economic Development Corporation, Revenue
                                                       Refunding Bonds (Baltimore Association for Retarded
                                                       Citizens--Health and Mental Hygiene Program), Series A, 7.75%
                                                       due 3/01/2025                                                           1,893
                       NR*       NR*         3,000     Maryland State Energy Financing Administration, Limited
                                                       Obligation Revenue Bonds (Cogeneration--AES Warrior Run), AMT,
                                                       7.40% due 9/01/2019                                                     3,026
                       NR*       VMIG1+        200     University of Maryland, University Revenue Bonds (Revolving
                                                       Equipment Loan Program), VRDN, Series B, 4.25% due 7/01/2015 (f)          200
====================================================================================================================================
Massachusetts--5.6%    NR*       NR*           825     Massachusetts State Health and Educational Facilities Authority
                                                       Revenue Bonds (New England Memorial Hospital Project), Series C,
                                                       7% due 4/01/2014 (b)                                                      207
                       NR*       Aaa         2,765     Massachusetts State Industrial Finance Agency, Revenue Refunding
                                                       Bonds (Bay Cove Human Services Inc.), 8.375% due 4/01/2004 (d)          3,052
                       NR*       NR*         4,000     Massachusetts State Port Authority, Special Project Revenue
                                                       Bonds (Harborside Hyatt Project), AMT, 10% due 3/01/2026                4,168
====================================================================================================================================
Michigan--1.8%         A         NR*           500     Grand Rapids Charter Township, Michigan, Revenue Bonds (Porter
                                                       Hills Obligation Group), 5.45% due 7/01/2029                              416
                       A1+       VMIG1+        600     University of Michigan, University Hospital Revenue Refunding
                                                       Bonds, VRDN, Series A, 4.45% due 12/01/2019 (f)                           600
                       NR*       NR*         1,500     Wayne Charter County, Michigan, Special Airport Facilities
                                                       Revenue Refunding Bonds (Northwest Airlines Inc.), 6.75% due
                                                       12/01/2015                                                              1,432
====================================================================================================================================
Mississippi--0.9%      NR*       NR*         1,250     Mississippi Development Bank, Special Obligation Revenue
                                                       Refunding Bonds (Diamond Lakes Utilities), Series A, 6.25% due
                                                       12/01/2017                                                              1,162
====================================================================================================================================
Missouri--0.2%         NR*       Baa2          350     Missouri State Health and Educational Facilities Authority,
                                                       Health Facilities Revenue Bonds (Jefferson Memorial Hospital
                                                       Obligation Group), 6.80% due 5/15/2025                                    329
====================================================================================================================================
New Jersey--10.7%                                      Camden County, New Jersey, Improvement Authority, Lease Revenue
                                                       Bonds (Holt Hauling & Warehousing), AMT, Series A:
                       CCC+      NR*         1,000       9.625% due 1/01/2011                                                    994
                       CCC+      NR*         3,800       9.875% due 1/01/2021                                                  3,775
                                                       Camden County, New Jersey, Pollution Control Financing
                                                       Authority, Solid Waste Resource Recovery Revenue Refunding
                                                       Bonds, AMT:
                       CCC       B2          3,000       Series A, 7.50% due 12/01/2010                                        2,796
                       CCC       B2            500       Series B, 7.50% due 12/01/2009                                          467
                       NR*       NR*         2,000     New Jersey EDA, Economic Development Revenue Bonds (Glimcher
                                                       Properties LP Project), AMT, 6% due 11/01/2028                          1,763
                       NR*       NR*           200     New Jersey EDA, First Mortgage Revenue Bonds (Cranes Mill),
                                                       Series A, 7.375% due 2/01/2017                                            200
                       NR*       NR*         1,000     New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel),
                                                       7% due 10/01/2014                                                       1,003
                       BB        Ba2         2,000     New Jersey EDA, Special Facility Revenue Bonds (Continental
                                                       Airlines Inc. Project), AMT, 6.25% due 9/15/2029                        1,754
                       BBB-      Baa3        1,500     New Jersey Health Care Facilities Financing Authority, Revenue
                                                       Refunding Bonds (Trinitas Hospital Obligation Group), 7.40% due
                                                       7/01/2020                                                               1,490
====================================================================================================================================
New Mexico--1.6%                                       Farmington, New Mexico, PCR, Refunding (Public Service
                                                       Company--San Juan Project):
                       NR*       Baa3        1,500       Series A, 5.80% due 4/01/2022                                         1,298
                       NR*       Baa3        1,000       Series C, 5.80% due 4/01/2022                                           866
====================================================================================================================================
New York--1.9%                                         Utica, New York, GO, Public Improvement Bonds:
                       CCC       B2            700       9.25% due 8/15/2001                                                     724
                       CCC       B2            700       9.25% due 8/15/2002                                                     738
                       CCC       B2            700       9.25% due 8/15/2003                                                     749
                       CCC       B2            250       8.50% due 8/15/2015                                                     273
====================================================================================================================================
North Carolina--0.3%   BBB       Baa3          500     North Carolina Eastern Municipal Power Agency, Power System
                                                       Revenue Refunding Bonds, Series A, 5.75% due 1/01/2026                    432
====================================================================================================================================
Ohio--1.1%             NR*       Ba2         1,750     Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                                       (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019          1,452
====================================================================================================================================
Oregon--3.1%           NR*       NR*         1,630     Klamath Falls, Oregon, Electric Revenue Refunding Bonds (Klamath
                                                       Cogeneration Project), Senior Lien, 6% due 1/01/2025                    1,400
                       NR*       NR*           700     Western Generation Agency, Oregon, Cogeneration Project Revenue
                                                       Bonds (Wauna Cogeneration Project), Series A, 7.125% due
                                                       1/01/2021                                                                 707
                       B         NR*         2,000     Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint
                                                       Corporation Project), 8% due 12/01/2003                                 2,058
====================================================================================================================================
Pennsylvania--7.8%     NR*       NR*         1,000     Lancaster County, Pennsylvania, Hospital Authority Revenue Bonds
                                                       (Health Center--Saint Annes Home), 6.60% due 4/01/2024                    879
                       NR*       NR*         1,500     Lehigh County, Pennsylvania, General Purpose Authority, Revenue
                                                       Refunding Bonds (Kidspeace Obligation Group), 6% due 11/01/2023         1,233
                                                 3     Northhampton Pulp LLC (b)(c)                                              403
                       AAA       NR*         1,455     Pennsylvania State Higher Educational Facilities Authority,
                                                       College and University Revenue Refunding Bonds (Eastern College),
                                                       Series A, 8% due 10/15/2006 (d)                                         1,688
                       NR*       NR*         4,000     Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                                       Development, AMT, 7.75% due 12/01/2017                                  4,164
                       NR*       NR*         2,625     Philadelphia, Pennsylvania, Authority for Industrial Development,
                                                       Health Care Facility Revenue Refunding Bonds (Paul's Run),
                                                       Series A, 5.875% due 5/15/2028                                          2,057
====================================================================================================================================
South Carolina--1.6%   BBB       NR*         1,500     South Carolina Jobs, EDA, Economic Development Revenue Bonds
                                                       (Westminster Presbyterian Center), 7.75% due 11/15/2030                 1,484
                       NR*       NR*           750     South Carolina Jobs, EDA, Health Facilities Revenue Bonds, First
                                                       Mortgage (Lutheran Homes Project), 6.625% due 5/01/2028                   683
====================================================================================================================================


                                     6 & 7

SCHEDULE OF INVESTMENTS  (concluded)                              (in Thousands)

                         S&P     Moody's    Face
STATE                  Ratings   Ratings   Amount      Issue                                                                 Value
====================================================================================================================================
Texas--5.1%            BB        Ba1       $ 3,000     Houston, Texas, Airport System Revenue Bonds (Special
                                                       Facilities--Continental Airlines), AMT, Series B, 6.125% due
                                                       7/15/2017                                                            $  2,648
                       BB        Baa3        4,500     Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                       Semiconductor), AMT, 6.375% due 4/01/2027                               4,068
====================================================================================================================================
Vermont--2.5%          NR*       NR*         3,015     Vermont Educational and Health Buildings Financing Agency,
                                                       Revenue Refunding Bonds (College of Saint Joseph Project), 8.50%
                                                       due 11/01/2024                                                          3,286
====================================================================================================================================
Virginia--8.7%         NR*       NR*         1,500     Dulles Town Center, Virginia, Community Development Authority,
                                                       Special Assessment Tax (Dulles Town Center Project), 6.25% due
                                                       3/01/2026                                                               1,372
                       NR*       NR*         3,075     Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                                       (Port Facility--Zeigler Coal), 6.90% due 5/02/2022                      2,483
                                                       Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                                       Exempt-Facility, AMT, Series A:
                       NR*       NR*         1,700       7.50% due 1/01/2014                                                   1,727
                       NR*       NR*         1,000       7.55% due 1/01/2019                                                   1,013
                                                       Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                                       Bonds, Capital Appreciation:
                       NR*       Ba1         6,200       First Tier, Sub-Series C, 6.25%** due 8/15/2032                         490
                       BBB-      Baa3       48,400       Senior Series B, 5.95%** due 8/15/2032                                4,463
====================================================================================================================================
                       Total Investments (Cost--$144,220)--99.0%                                                             131,776

                       Other Assets Less Liabilities--1.0%                                                                     1,289
                                                                                                                            --------

                       Net Assets--100.0%                                                                                   $133,065
                                                                                                                            ========
====================================================================================================================================

(a)   FSA Insured.
(b)   Non-income producing security.
(c) Represents an equity interest in the reorganization of Ponderosa Fibres PA. The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)   Prerefunded.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2000.
(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2000.
(g)   AMBAC Insured.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+ Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of May 31, 2000
================================================================================================================
Assets:        Investments, at value (identified cost -- $144,219,996) ........                   $ 131,776,228
               Cash ...........................................................                          37,874
               Interest receivable ............................................                       2,621,141
               Prepaid expenses and other assets ..............................                           8,187
                                                                                                  -------------
               Total assets ...................................................                     134,443,430
                                                                                                  -------------
================================================================================================================
Liabilities:   Payables:
                  Securities purchased ........................................   $   1,125,298
                  Dividends to shareholders ...................................          97,085
                  Investment adviser ..........................................          47,748       1,270,131
                                                                                  -------------
               Accrued expenses and other liabilities .........................                         107,924
                                                                                                  -------------
               Total liabilities ..............................................                       1,378,055
                                                                                                  -------------
================================================================================================================
Net Assets:    Net assets .....................................................                   $ 133,065,375
                                                                                                  =============
================================================================================================================
Capital:       Common Stock, par value $.10 per share; 200,000,000 shares
               authorized; 10,432,191 shares issued and outstanding ...........                   $   1,043,219
               Paid-in capital in excess of par ...............................                     148,531,655
               Undistributed investment income--net ...........................                         747,094
               Accumulated realized capital losses on investments--net ........                      (4,812,825)
               Unrealized depreciation on investments--net ....................                     (12,443,768)
                                                                                                  -------------
               Total capital--Equivalent to $12.76 net asset value per share of
               Common Stock (market price--$11.1875) ..........................                   $ 133,065,375
                                                                                                  =============
================================================================================================================

               See Notes to Financial Statements.


                                     8 & 9

                                             MuniAssets Fund, Inc., May 31, 2000

STATEMENT OF OPERATIONS

                    For the Year Ended May 31, 2000
=====================================================================================================================
Investment          Interest and amortization of premium and discount earned .........                  $  9,426,951
Income:
=====================================================================================================================
Expenses:           Investment advisory fees .........................................   $    770,217
                    Professional fees ................................................         55,542
                    Accounting services ..............................................         40,954
                    Directors' fees and expenses .....................................         40,534
                    Transfer agent fees ..............................................         36,719
                    Printing and shareholder reports .................................         36,483
                    Listing fees .....................................................         24,260
                    Pricing fees .....................................................         11,403
                    Custodian fees ...................................................         10,932
                    Other ............................................................         13,999
                                                                                         ------------
                    Total expenses ...................................................                     1,041,043
                                                                                                        ------------
                    Investment income--net ...........................................                     8,385,908
                                                                                                        ------------
=====================================================================================================================
Realized &          Realized loss on investments--net ................................                    (3,125,349)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                   (14,597,801)
Loss on                                                                                                 ------------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations .............                  $ (9,337,242)
                                                                                                        ============
=====================================================================================================================

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Year Ended May 31,
                                                                                                  ------------------------------
                    Increase (Decrease) in Net Assets:                                                2000             1999
=================================================================================================================================
Operations:         Investment income--net ....................................................   $   8,385,908    $   8,639,850
                    Realized gain (loss) on investments--net ..................................      (3,125,349)       4,247,096
                    Change in unrealized appreciation/depreciation on investments--net ........     (14,597,801)      (7,514,715)
                                                                                                  -------------    -------------
                    Net increase (decrease) in net assets resulting from operations ...........      (9,337,242)       5,372,231
                                                                                                  -------------    -------------
=================================================================================================================================
Dividends to        Dividends to shareholders from net investment income ......................      (8,480,641)      (8,547,155)
Shareholders:                                                                                     -------------    -------------
=================================================================================================================================
Common Stock        Value of shares issued to Common Stock shareholders in reinvested dividends              --          111,277
Transactions:                                                                                     -------------    -------------
=================================================================================================================================
Net Assets:         Total decrease in net assets ..............................................     (17,817,884)      (3,063,647)
                    Beginning of year .........................................................     150,883,259      153,946,906
                                                                                                  -------------    -------------
                    End of year* ..............................................................   $ 133,065,375    $ 150,883,259
                                                                                                  =============    =============
=================================================================================================================================
                   *Undistributed investment income--net ......................................   $     747,094    $     841,827
                                                                                                  =============    =============
=================================================================================================================================

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have
                    been derived from information provided in the
                    financial statements.                                               For the Year Ended May 31,
                                                                       ------------------------------------------------------------
                    Increase (Decrease) in Net Asset Value:              2000         1999         1998         1997         1996
====================================================================================================================================
Per Share           Net asset value, beginning of year .............   $  14.46     $  14.77     $  14.16     $  13.74     $  13.73
Operating                                                              --------     --------     --------     --------     --------
Performance:          Investment income--net .......................        .80          .83          .84          .84          .88
                      Realized and unrealized gain (loss) on
                      investments--net                                    (1.69)        (.32)         .62          .42          .03
                                                                       --------     --------     --------     --------     --------
                    Total from investment operations ...............       (.89)         .51         1.46         1.26          .91
                                                                       --------     --------     --------     --------     --------
                    Less dividends from investment income--net .....       (.81)        (.82)        (.85)        (.84)        (.89)
                                                                       --------     --------     --------     --------     --------
                    Capital charge resulting from issuance of
                    Common Stock ...................................         --           --           --           --         (.01)
                                                                       --------     --------     --------     --------     --------
                    Net asset value, end of year ...................   $  12.76     $  14.46     $  14.77     $  14.16     $  13.74
                                                                       ========     ========     ========     ========     ========
                    Market price per share, end of year ............   $11.1875     $  13.00     $  13.75     $ 12.625     $ 12.375
                                                                       ========     ========     ========     ========     ========
====================================================================================================================================
Total Investment    Based on net asset value per share .............      (5.45%)       3.74%       10.87%       10.11%        7.46%
Return:*                                                               ========     ========     ========     ========     ========
                    Based on market price per share ................      (7.79%)        .19%       15.76%        9.01%       11.91%
                                                                       ========     ========     ========     ========     ========
====================================================================================================================================
Ratios to Average   Expenses, net of reimbursement .................        .74%         .72%         .75%         .76%         .55%
Net Assets:                                                            ========     ========     ========     ========     ========
                    Expenses .......................................        .74%         .72%         .75%         .76%         .77%
                                                                       ========     ========     ========     ========     ========
                    Investment income--net .........................       5.96%        5.66%        5.75%        6.06%        6.24%
                                                                       ========     ========     ========     ========     ========
====================================================================================================================================
Supplemental        Net assets, end of year (in thousands) .........   $133,065     $150,883     $153,947     $147,630     $143,195
Data:                                                                  ========     ========     ========     ========     ========
                    Portfolio turnover .............................      32.38%       40.57%       36.39%       45.15%       42.72%
                                                                       ========     ========     ========     ========     ========
====================================================================================================================================

             * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns excludes the effects of sales charges. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

                    See Notes to Financial Statements.


                                    10 & 11

                                             MuniAssets Fund, Inc., May 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of
 .55% based upon the average weekly value of the Fund's net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2000 were $44,741,146 and $49,022,844, respectively.

Net realized losses for the year ended May 31, 2000 and net unrealized losses as of May 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                     Realized       Unrealized
                                                      Losses          Losses
--------------------------------------------------------------------------------
Long-term investments ........................     $(3,125,349)    $(12,443,768)
                                                   -----------     ------------
Total ........................................     $(3,125,349)    $(12,443,768)
                                                   ===========     ============
--------------------------------------------------------------------------------

As of May 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $12,443,768, of which $1,869,166 related to appreciated securities and $14,312,934 related to depreciated securities. The aggregate cost of investments at May 31, 2000 for Federal income tax purposes was $144,219,996.

4. Common Stock Transactions:

At May 31, 2000, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized. Shares issued and outstanding during the year ended May 31, 2000 remained constant and during the year ended May 31, 1999 increased by 7,575 as a result of dividend reinvestment.

5. Capital Loss Carryforward:

At May 31, 2000, the Fund had a net capital loss carryforward of approximately $3,084,000, of which $1,047,000 expires in 2004 and $2,037,000 expires in 2008.
This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On June 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067438 payable on June 29, 2000 to shareholders of record as of June 19, 2000.


                                    12 & 13

                                             MuniAssets Fund, Inc., May 31, 2000

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniAssets Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniAssets Fund, Inc. as of May 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniAssets Fund, Inc. as of May 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 3, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniAssets Fund, Inc. during its taxable year ended May 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally there were no capital gain distributions paid by the Fund during the year.

Please retain this information for your records.

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of May 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .............................................................      6.9%
A/A .................................................................      0.3
BBB/Baa .............................................................     16.8
BB/Ba ...............................................................     11.8
B/B .................................................................      8.9
CCC/Caa .............................................................      4.6
CC/Ca ...............................................................      3.4
NR (Not Rated) ......................................................     44.2
Other* ..............................................................      2.1
--------------------------------------------------------------------------------

*     Temporary investments in short-term municipal securities.


                                    14 & 15

MuniAssets Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniAssets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16716--5/00

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